News Release

Trustmark Corporation Announces Second Quarter 2008 Financial Results
and Declares $0.23 Quarterly Cash Dividend

Jackson, Miss. – July 22, 2008 – Trustmark Corporation (NASDAQ:TRMK) announced net income of $17.6 million in the second quarter of 2008, which represented basic earnings per share of $0.31.  Earnings during the quarter included a gain on sale of MasterCard stock that increased net income by $3.3 million, or $0.058 per share.  Trustmark’s second quarter 2008 net income produced returns on average tangible equity and average assets of 11.70% and 0.77%, respectively.  During the first six months of 2008, Trustmark’s net income totaled $43.7 million, which represented basic earnings per share of $0.76.  Trustmark’s performance during the first half of 2008 resulted in returns on average tangible equity and average assets of 14.61% and 0.98%, respectively.  Trustmark’s Board of Directors declared a quarterly cash dividend of $0.23 per common share.  The dividend is payable September 15, 2008 to shareholders of record on September 1, 2008.

Richard G. Hickson, Chairman and CEO, stated, “Trustmark produced positive financial results during the second quarter as reflected by growth in earning assets, reduced funding costs and a stable net interest margin.  We achieved sequential quarter core revenue growth in our general banking, mortgage banking and insurance businesses while controlling noninterest expense, further reinforcing our ability to manage through a challenging environment.  We continued to devote significant resources to managing credit risks resulting from the slowdown in residential real estate.  While the duration of the economic slowdown is uncertain, we have fundamentally strong core earnings throughout our diversified financial businesses and are well positioned to face the challenges confronting the banking industry.”

Credit Quality
•	Conducted extensive reviews and updated appraisals of Florida construction portfolio
•	Nonperforming assets increased $30.6 million, representing 1.67% of total loans and other real estate
•	Net charge-offs totaled $26.3 million
•	Provision for loan losses totaled $31.0 million

During the second quarter, Trustmark conducted extensive reviews of the Corporation’s $321.9 million construction and land development portfolio in Florida.  In addition to obtaining current financial information on borrowers and guarantors, updated property appraisals were obtained on a substantial portion of this portfolio.  Through this review and appraisal process, $21.0 million in loans were charged-off based upon current property values in the marketplace.  Of the $321.9 million in Florida construction and land development loans, approximately $96.6 million have been classified and reserved for at appropriate levels, including $42.4 million of impaired loans that have been written down to net realizable value.  Trustmark believes that this portfolio is appropriately risk rated and adequately reserved based upon current conditions.  Trustmark’s Mississippi, Tennessee and Texas loan portfolios continued to perform relatively well in the current economic environment.

Trustmark’s nonperforming assets totaled $118.2 million at June 30, 2008, up $30.6 million relative to the prior quarter, to represent 1.67% of total loans and other real estate.  Net charge-offs were $26.3 million in the second quarter of 2008 compared to $12.3 million in the prior quarter.  The provision for loan losses in the second quarter totaled $31.0 million compared to $14.2 million in the prior quarter.  Allocation of Trustmark’s $86.6 million allowance for loan losses represented 1.67% of commercial loans and 0.60% of consumer and home mortgage loans, resulting in an allowance to total loans of 1.26%.

Capital Strength
•	Internally generated tangible equity increased $54.0 million from prior year
•	Total risk-based capital expanded to 11.46% at June 30, 2008

Tangible equity totaled $618.8 million at June 30, 2008, up $54.0 million from the prior year while total risk-based capital was 11.46%, exceeding “well-capitalized” standards.  Continued preservation and growth of capital will afford Trustmark the ability to respond to opportunities in the marketplace.  Based upon the existing capital base and continued ability to generate excess capital going forward, Trustmark is confident at this time in the sustainability of its cash dividend.  In addition, Trustmark is not contemplating any capital raising transactions.

Net Interest Margin Maintained at 3.91%
•	Increased security yields and lower deposit and borrowing costs offset by decreased loan yields

Average loans declined $96.7 million during the second quarter relative to the prior period substantially as a result of our strategy to reduce real estate construction and auto loan exposure.  Average investment securities increased $408.2 million during the quarter as a positively sloped yield curve created an opportunity to enhance future net interest income.  Trustmark’s funding mix improved as average deposits increased $167.5 million during the quarter while short-term borrowings expanded $151.4 million.   Lower deposit and borrowing costs were effectively offset by lower yield on earning assets.  As a result, a net interest margin of 3.91% was maintained during the second quarter.

Mortgage Banking
•	Mortgage production increased 8.7% from prior quarter

Mortgage production totaled $413 million during the second quarter of 2008, an increase of 8.7% from the prior quarter.  Growth in volume, coupled with improved spreads and fees, positively impacted net interest income.  Noninterest income in Trustmark’s Mortgage Banking division included $2.7 million resulting from a successful mortgage servicing rights hedging strategy.

Trustmark’s highly regarded mortgage banking reputation has enabled it to take advantage of competitive disruptions and expand market share.  Because Trustmark is not a subprime lender, the home mortgage and home equity loan portfolios continued to perform well.

Disciplined Expense Management and Investments for the Future
•	Noninterest expense remained below $70 million target for fifth consecutive quarter
•	Efficiency ratio of 56.6%
•	Five new banking centers opened thus far in 2008

In the second quarter of 2008, noninterest expense totaled $69.6 million, marking the fifth consecutive quarter below the Corporation’s $70 million target.  Success in this regard is due to ongoing human capital management programs as well as a heightened awareness of expense management across the organization and is reflected in an efficiency ratio of 56.6%.  Trustmark is committed to identifying additional reengineering and efficiency opportunities to enhance shareholder value.

Trustmark continued to make investments to support revenue growth and profitability as well as reallocate resources to areas with additional growth potential.  Thus far in 2008, Trustmark opened a total of five new banking centers in the Biloxi, Panama City, Houston and Memphis markets while closing two offices with limited growth opportunities.  An additional banking center is scheduled to open later this year in Jackson.

ADDITIONAL INFORMATION
As previously announced, Trustmark will conduct a conference call with analysts on Wednesday, July 23 at 10:00 a.m. Central Time to discuss the Corporation’s financial results.  Interested parties may listen to the conference call by dialing (877) 397-0300, passcode 6141473 or by clicking on the link provided under the Investor Relations section of our website at www.trustmark.com.  A replay of the conference call will also be available through Wednesday, July 30 in archived format at the same web address or by calling (888) 203-1112, passcode 6141473.

Trustmark is a financial services company providing banking and financial solutions through over 150 offices and 2,600 associates in Florida, Mississippi, Tennessee and Texas.

FORWARD-LOOKING STATEMENTS
Certain statements contained in this document are not statements of historical fact and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

These risks could cause actual results to differ materially from current expectations of Management and include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, material changes in market interest rates, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, changes in existing regulations or the adoption of new regulations, natural disasters, acts of war or terrorism, changes in consumer spending, borrowings and savings habits, technological  changes, changes  in the financial performance or condition of Trustmark’s borrowers, the ability to control expenses, changes in Trustmark’s compensation and benefit plans, greater than expected costs or difficulties related to the integration of new products and lines of business and other risks described in Trustmark’s filings with the Securities and Exchange Commission.

Although Management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Trustmark undertakes no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Trustmark Contacts:
Investors:
Louis E. Greer	Joseph Rein
Treasurer and	First Vice President
Principal Financial Officer	601-208-6898
601-208-2310

Media:
Melanie A. Morgan
First Vice President
601-208-2979

TRUSTMARK CORPORATION AND SUBSIDIARIES CONDOLIDATED FINANCIAL INFORMATION June 30, 2008 ($ in thousands) (unaudited)

				Linked Quarter		Year over Year
QUARTERLY AVERAGE BALANCES	6/30/2008	3/31/2008	6/30/2007	$ Change	% Change	$ Change	% Change
Securities AFS-taxable	$769,790	$353,079	$655,815	$416,711	n/m	$113,975	17.4%
Securities AFS-nontaxable	35,869	36,241	52,627	(372)	-1.0%	(16,758)	-31.8%
Securities HTM-taxable	186,047	189,604	196,424	(3,557)	-1.9%	(10,377)	-5.3%
Securities HTM-nontaxable	76,940	81,559	86,491	(4,619)	-5.7%	(9,551)	-11.0%
Total securities	1,068,646	660,483	991,357	408,163	61.8%	77,289	7.8%
Loans (including loans held for sale)	7,080,495	7,177,233	6,784,126	(96,738)	-1.3%	296,369	4.4%
Fed funds sold and rev repos	30,567	22,921	33,811	7,646	33.4%	(3,244)	-9.6%
Other earning assets	41,481	36,958	35,033	4,523	12.2%	6,448	18.4%
Total earning assets	8,221,189	7,897,595	7,844,327	323,594	4.1%	376,862	4.8%
Allowance for loan losses	(82,962)	(80,998)	(72,400)	(1,964)	2.4%	(10,562)	14.6%
Cash and due from banks	253,545	259,392	285,424	(5,847)	-2.3%	(31,879)	-11.2%
Other assets	782,986	775,722	748,306	7,264	0.9%	34,680	4.6%
Total assets	$9,174,758	$8,851,711	$8,805,657	$323,047	3.6%	$369,101	4.2%

Interest-bearing demand deposits	$1,258,281	$1,233,892	$1,224,450	$24,389	2.0%	$33,831	2.8%
Savings deposits	1,867,438	1,755,048	1,770,576	112,390	6.4%	96,862	5.5%
Time deposits less than $100,000	1,568,802	1,577,753	1,613,569	(8,951)	-0.6%	(44,767)	-2.8%
Time deposits of $100,000 or more	1,051,716	1,030,527	1,007,157	21,189	2.1%	44,559	4.4%
Total interest-bearing deposits	5,746,237	5,597,220	5,615,752	149,017	2.7%	130,485	2.3%
Fed funds purchased and repos	618,227	417,338	426,738	200,889	48.1%	191,489	44.9%
Short-term borrowings	202,778	252,234	142,815	(49,456)	-19.6%	59,963	42.0%
Subordinated notes	49,720	49,712	49,688	8	0.0%	32	0.1%
Junior subordinated debt securities	70,104	70,104	70,104	-	0.0%	-	0.0%
Total interest-bearing liabilities	6,687,066	6,386,608	6,305,097	300,458	4.7%	381,969	6.1%
Noninterest-bearing deposits	1,409,371	1,390,843	1,484,611	18,528	1.3%	(75,240)	-5.1%
Other liabilities	134,237	141,741	120,879	(7,504)	-5.3%	13,358	11.1%
Shareholders' equity	944,084	932,519	895,070	11,565	1.2%	49,014	5.5%
Total liabilities and equity	$9,174,758	$8,851,711	$8,805,657	$323,047	3.6%	$369,101	4.2%

				Linked Quarter		Year over Year
PERIOD END BALANCES	6/30/2008	3/31/2008	6/30/2007	$ Change	% Change	$ Change	% Change
Cash and due from banks	$296,628	$290,200	$292,248	$6,428	2.2%	$4,380	1.5%
Fed funds sold and rev repos	23,901	16,022	20,081	7,879	49.2%	3,820	19.0%
Securities available for sale	908,949	585,746	608,906	323,203	55.2%	300,043	49.3%
Securities held to maturity	260,741	267,315	281,403	(6,574)	-2.5%	(20,662)	-7.3%
Loans held for sale	184,858	198,245	132,588	(13,387)	-6.8%	52,270	39.4%
Loans	6,859,375	7,012,034	6,769,632	(152,659)	-2.2%	89,743	1.3%
Allowance for loan losses	(86,576)	(81,818)	(70,948)	(4,758)	5.8%	(15,628)	22.0%
Net Loans	6,772,799	6,930,216	6,698,684	(157,417)	-2.3%	74,115	1.1%
Premises and equipment, net	154,026	151,469	144,263	2,557	1.7%	9,763	6.8%
Mortgage servicing rights	76,209	59,047	76,955	17,162	29.1%	(746)	-1.0%
Goodwill	291,145	291,210	290,852	(65)	0.0%	293	0.1%
Identifiable intangible assets	25,958	27,030	30,528	(1,072)	-4.0%	(4,570)	-15.0%
Other assets	319,835	280,653	252,259	39,182	14.0%	67,576	26.8%
Total assets	$9,315,049	$9,097,153	$8,828,767	$217,896	2.4%	$486,282	5.5%

Deposits:
Noninterest-bearing	$1,443,553	$1,475,976	$1,505,821	$(32,423)	-2.2%	$(62,268)	-4.1%
Interest-bearing	5,680,130	5,868,359	5,563,364	(188,229)	-3.2%	116,766	2.1%
Total deposits	7,123,683	7,344,335	7,069,185	(220,652)	-3.0%	54,498	0.8%
Fed funds purchased and repos	748,137	433,431	503,442	314,706	72.6%	244,695	48.6%
Short-term borrowings	260,812	93,453	138,529	167,359	n/m	122,283	88.3%
Subordinated notes	49,725	49,717	49,693	8	0.0%	32	0.1%
Junior subordinated debt securities	70,104	70,104	70,104	-	0.0%	-	0.0%
Other liabilities	126,703	168,772	111,654	(42,069)	-24.9%	15,049	13.5%
Total liabilities	8,379,164	8,159,812	7,942,607	219,352	2.7%	436,557	5.5%
Common stock	11,938	11,938	11,931	-	0.0%	7	0.1%
Capital surplus	126,881	126,003	122,185	878	0.7%	4,696	3.8%
Retained earnings	814,674	810,369	770,925	4,305	0.5%	43,749	5.7%
Accum other comprehensive loss, net of tax	(17,608)	(10,969)	(18,881)	(6,639)	60.5%	1,273	-6.7%
Total shareholders' equity	935,885	937,341	886,160	(1,456)	-0.2%	49,725	5.6%
Total liabilities and equity	$9,315,049	$9,097,153	$8,828,767	$217,896	2.4%	$486,282	5.5%

n/m - percentage changes greater than +/- 100% are considered not meaningful

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONDOLIDATED FINANCIAL INFORMATION June 30, 2008 ($ in thousands except per share data) (unaudited)

	Quarter Ended			Linked Quarter		Year over Year
INCOME STATEMENTS	6/30/2008	3/31/2008	6/30/2007	$ Change	% Change	$ Change	% Change
Interest and fees on loans-FTE	$109,023	$119,641	$124,224	$(10,618)	-8.9%	$(15,201)	-12.2%
Interest on securities-taxable	11,079	5,857	9,018	5,222	89.2%	2,061	22.9%
Interest on securities-tax exempt-FTE	1,943	2,086	2,536	(143)	-6.9%	(593)	-23.4%
Interest on fed funds sold and rev repos	168	179	457	(11)	-6.1%	(289)	-63.2%
Other interest income	475	572	541	(97)	-17.0%	(66)	-12.2%
Total interest income-FTE	122,688	128,335	136,776	(5,647)	-4.4%	(14,088)	-10.3%
Interest on deposits	36,881	43,363	51,686	(6,482)	-14.9%	(14,805)	-28.6%
Interest on fed funds pch and repos	3,019	3,073	5,014	(54)	-1.8%	(1,995)	-39.8%
Other interest expense	2,923	4,829	3,937	(1,906)	-39.5%	(1,014)	-25.8%
Total interest expense	42,823	51,265	60,637	(8,442)	-16.5%	(17,814)	-29.4%
Net interest income-FTE	79,865	77,070	76,139	2,795	3.6%	3,726	4.9%
Provision for loan losses	31,012	14,243	145	16,769	n/m	30,867	n/m
Net interest income after provision-FTE	48,853	62,827	75,994	(13,974)	-22.2%	(27,141)	-35.7%
Service charges on deposit accounts	13,223	12,564	13,729	659	5.2%	(506)	-3.7%
Insurance commissions	8,394	8,256	9,901	138	1.7%	(1,507)	-15.2%
Wealth management	7,031	7,198	6,400	(167)	-2.3%	631	9.9%
General banking - other	6,053	5,788	6,418	265	4.6%	(365)	-5.7%
Mortgage banking, net	6,708	11,056	1,799	(4,348)	-39.3%	4,909	n/m
Other, net	6,999	3,221	2,194	3,778	n/m	4,805	n/m
Nonint inc-excl sec gains, net	48,408	48,083	40,441	325	0.7%	7,967	19.7%
Security gains, net	58	433	29	(375)	-86.6%	29	n/m
Total noninterest income	48,466	48,516	40,470	(50)	-0.1%	7,996	19.8%
Salaries and employee benefits	42,771	43,584	42,853	(813)	-1.9%	(82)	-0.2%
Services and fees	9,526	9,430	9,041	96	1.0%	485	5.4%
Net occupancy-premises	4,850	4,801	4,634	49	1.0%	216	4.7%
Equipment expense	4,144	4,074	4,048	70	1.7%	96	2.4%
Other expense	8,323	7,937	8,257	386	4.9%	66	0.8%
Total noninterest expense	69,614	69,826	68,833	(212)	-0.3%	781	1.1%
Income before income taxes and tax eq adj	27,705	41,517	47,631	(13,812)	-33.3%	(19,926)	-41.8%
Tax equivalent adjustment	2,247	2,321	2,307	(74)	-3.2%	(60)	-2.6%
Income before income taxes	25,458	39,196	45,324	(13,738)	-35.0%	(19,866)	-43.8%
Income taxes	7,906	13,017	15,496	(5,111)	-39.3%	(7,590)	-49.0%
Net income	$17,552	$26,179	$29,828	$(8,627)	-33.0%	$(12,276)	-41.2%

n/m - percentage changes greater than +/- 100% are considered not meaningful

Per Share Data
Earnings per share - basic	$0.31	$0.46	$0.52	$(0.15)	-32.6%	$(0.21)	-40.4%

Earnings per share - diluted	$0.31	$0.46	$0.51	$(0.15)	-32.6%	$(0.20)	-39.2%

Dividends per share	$0.23	$0.23	$0.22	$-	0.0%	$0.01	4.5%

Weighted average shares outstanding
Basic	57,296,449	57,283,240	57,807,447

Diluted	57,335,393	57,312,428	58,025,401

Period end shares outstanding	57,296,449	57,296,449	57,264,283

OTHER FINANCIAL DATA
ROA	0.77%	1.19%	1.36%
ROE	7.48%	11.29%	13.37%
Return on average tangible equity	11.70%	17.59%	21.38%
Interest margin - Yield - FTE	6.00%	6.54%	6.99%
Interest margin - Cost - FTE	2.10%	2.61%	3.10%
Net interest margin - FTE	3.91%	3.92%	3.89%
Rate on interest-bearing liabilities	2.58%	3.23%	3.86%
Efficiency ratio	56.64%	56.64%	59.04%
EOP Employees - FTE	2,637	2,627	2,694

COMMON STOCK PERFORMANCE
Market value-Close	$17.65	$22.28	$25.86
Book value	$16.33	$16.36	$15.47
Tangible book value	$10.80	$10.81	$9.86
Market/Book value	108.08%	136.19%	167.16%
Market/Tangible book value	163.43%	206.20%	262.20%

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONDOLIDATED FINANCIAL INFORMATION June 30, 2008 ($ in thousands) (unaudited)

	Quarter Ended			Linked Quarter		Year over Year
NONPERFORMING ASSETS	6/30/2008	3/31/2008	6/30/2007	$ Change	% Change	$ Change	% Change
Nonaccrual loans
Florida	$70,484	$49,654	$6,364	$20,830	42.0%	$64,120	n/m
Mississippi (1)	12,572	14,583	13,553	(2,011)	-13.8%	(981)	-7.2%
Tennessee (2)	5,216	6,550	3,831	(1,334)	-20.4%	1,385	36.2%
Texas	7,039	7,207	4,022	(168)	-2.3%	3,017	75.0%
Total nonaccrual loans	95,311	77,994	27,770	17,317	22.2%	67,541	n/m
Other real estate
Florida	10,398	1,067	-	9,331	n/m	10,398	n/m
Mississippi (1)	5,258	1,741	930	3,517	n/m	4,328	n/m
Tennessee (2)	6,778	6,634	2,858	144	2.2%	3,920	n/m
Texas	438	146	192	292	n/m	246	n/m
Total other real estate	22,872	9,588	3,980	13,284	n/m	18,892	n/m
Total nonperforming assets	$118,183	$87,582	$31,750	$30,601	34.9%	$86,433	n/m

LOANS PAST DUE OVER 90 DAYS
Loans	$3,056	$4,986	$6,433	$(1,930)	-38.7%	$(3,377)	-52.5%
Loans HFS-Guaranteed GNMA serviced loans	15,809	15,868	11,273	(59)	-0.4%	4,536	40.2%
Total loans past due over 90 days	$18,865	$20,854	$17,706	$(1,989)	-9.5%	$1,159	6.5%

	Quarter Ended			Linked Quarter		Year over Year
ALLOWANCE FOR LOAN LOSSES	6/30/2008	3/31/2008	6/30/2007	$ Change	% Change	$ Change	% Change
Beginning Balance	$81,818	$79,851	$72,049	$1,967	2.5%	$9,769	13.6%
Provision for loan losses	31,012	14,243	145	16,769	n/m	30,867	n/m
Charge-offs	(28,820)	(15,176)	(4,187)	(13,644)	89.9%	(24,633)	n/m
Recoveries	2,566	2,900	2,941	(334)	-11.5%	(375)	-12.8%
Net charge-offs	(26,254)	(12,276)	(1,246)	(13,978)	n/m	(25,008)	n/m
Ending Balance	$86,576	$81,818	$70,948	$4,758	5.8%	$15,628	22.0%

PROVISION FOR LOAN LOSSES
Florida	$24,145	$9,557	$482	$14,588	n/m	$23,663	n/m
Mississippi (1)	3,667	2,807	360	860	30.6%	3,307	n/m
Tennessee (2)	2,440	779	(368)	1,661	n/m	2,808	n/m
Texas	760	1,100	(329)	(340)	-30.9%	1,089	n/m
Total provision for loan losses	$31,012	$14,243	$145	$16,769	n/m	$30,867	n/m

NET CHARGE-OFFS
Florida	$22,064	$9,688	$(19)	$12,376	n/m	$22,083	n/m
Mississippi (1)	4,214	1,574	1,193	2,640	n/m	3,021	n/m
Tennessee (2)	48	186	48	(138)	-74.2%	-	0.0%
Texas	(72)	828	24	(900)	n/m	(96)	n/m
Total net charge-offs	$26,254	$12,276	$1,246	$13,978	n/m	$25,008	n/m

CREDIT QUALITY RATIOS
Net charge offs/average loans	1.49%	0.69%	0.07%
Provision for loan losses/average loans	1.76%	0.80%	0.01%
Nonperforming loans/total loans (incl LHFS)	1.35%	1.08%	0.40%
Nonperforming assets/total loans (incl LHFS)	1.68%	1.21%	0.46%
Nonperforming assets/total loans (incl LHFS) +ORE	1.67%	1.21%	0.46%
ALL/total loans (excl LHFS)	1.26%	1.17%	1.05%
ALL-commercial/total commercial loans	1.67%	1.52%	1.41%
ALL-consumer/total consumer and home mortgage loans	0.60%	0.60%	0.53%
ALL/nonperforming loans	90.84%	104.90%	255.48%

CAPITAL RATIOS
EOP equity/ EOP assets	10.05%	10.30%	10.04%
Average equity/average assets	10.29%	10.53%	10.16%
EOP tangible equity/EOP tangible assets	6.88%	7.05%	6.64%
Tier 1 leverage ratio	7.87%	8.12%	7.60%
Tier 1 risk-based capital ratio	9.58%	9.42%	9.19%
Total risk-based capital ratio	11.46%	11.21%	10.91%

(1) - Mississippi includes Central and Southern Mississippi Regions
(2) - Tennessee includes Memphis, Tennessee and Northern Mississippi Regions
n/m - percentage changes greater than +/- 100% are considered not meaningful

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONDOLIDATED FINANCIAL INFORMATION June 30, 2008 ($ in thousands) (unaudited)

	Quarter Ended					Six Months Ended
QUARTERLY AVERAGE BALANCES	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007	6/30/2008	6/30/2007
Securities AFS-taxable	$769,790	$353,079	$435,438	$525,858	$655,815	$561,435	$668,778
Securities AFS-nontaxable	35,869	36,241	46,898	48,818	52,627	36,055	53,715
Securities HTM-taxable	186,047	189,604	192,878	194,356	196,424	187,826	197,350
Securities HTM-nontaxable	76,940	81,559	82,963	84,767	86,491	79,250	88,230
Total securities	1,068,646	660,483	758,177	853,799	991,357	864,566	1,008,073
Loans (including loans held for sale)	7,080,495	7,177,233	7,149,243	6,970,434	6,784,126	7,128,864	6,724,206
Fed funds sold and rev repos	30,567	22,921	25,960	30,201	33,811	26,744	53,832
Other earning assets	41,481	36,958	41,368	33,341	35,033	39,220	36,909
Total earning assets	8,221,189	7,897,595	7,974,748	7,887,775	7,844,327	8,059,394	7,823,020
Allowance for loan losses	(82,962)	(80,998)	(73,659)	(70,950)	(72,400)	(81,980)	(72,426)
Cash and due from banks	253,545	259,392	257,319	260,997	285,424	256,469	315,532
Other assets	782,986	775,722	765,939	759,626	748,306	779,352	744,071
Total assets	$9,174,758	$8,851,711	$8,924,347	$8,837,448	$8,805,657	$9,013,235	$8,810,197

Interest-bearing demand deposits	$1,258,281	$1,233,892	$1,160,823	$1,166,548	$1,224,450	$1,246,087	$1,210,062
Savings deposits	1,867,438	1,755,048	1,608,125	1,671,993	1,770,576	1,811,243	1,777,829
Time deposits less than $100,000	1,568,802	1,577,753	1,570,687	1,575,320	1,613,569	1,573,277	1,615,233
Time deposits of $100,000 or more	1,051,716	1,030,527	1,058,165	1,037,785	1,007,157	1,041,122	1,014,514
Total interest-bearing deposits	5,746,237	5,597,220	5,397,800	5,451,646	5,615,752	5,671,729	5,617,638
Fed funds purchased and repos	618,227	417,338	517,424	491,488	426,738	517,783	389,475
Short-term borrowings	202,778	252,234	413,676	314,264	142,815	227,506	172,661
Subordinated notes	49,720	49,712	49,703	49,696	49,688	49,716	49,684
Junior subordinated debt securities	70,104	70,104	70,104	70,104	70,104	70,104	70,104
Total interest-bearing liabilities	6,687,066	6,386,608	6,448,707	6,377,198	6,305,097	6,536,838	6,299,562
Noninterest-bearing deposits	1,409,371	1,390,843	1,419,364	1,423,745	1,484,611	1,400,107	1,489,999
Other liabilities	134,237	141,741	137,197	135,469	120,879	137,988	124,054
Shareholders' equity	944,084	932,519	919,079	901,036	895,070	938,302	896,582
Total liabilities and equity	$9,174,758	$8,851,711	$8,924,347	$8,837,448	$8,805,657	$9,013,235	$8,810,197

PERIOD END BALANCES	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007
Cash and due from banks	$296,628	$290,200	$292,983	$306,107	$292,248
Fed funds sold and rev repos	23,901	16,022	17,997	28,625	20,081
Securities available for sale	908,949	585,746	442,345	519,920	608,906
Securities held to maturity	260,741	267,315	275,096	278,385	281,403
Loans held for sale	184,858	198,245	147,508	133,693	132,588
Loans	6,859,375	7,012,034	7,040,792	6,917,541	6,769,632
Allowance for loan losses	(86,576)	(81,818)	(79,851)	(72,368)	(70,948)
Net Loans	6,772,799	6,930,216	6,960,941	6,845,173	6,698,684
Premises and equipment, net	154,026	151,469	151,680	146,630	144,263
Mortgage servicing rights	76,209	59,047	67,192	73,253	76,955
Goodwill	291,145	291,210	291,177	291,177	290,852
Identifiable intangible assets	25,958	27,030	28,102	29,313	30,528
Other assets	319,835	280,653	291,781	258,711	252,259
Total assets	$9,315,049	$9,097,153	$8,966,802	$8,910,987	$8,828,767

Deposits:
Noninterest-bearing	$1,443,553	$1,475,976	$1,477,171	$1,435,231	$1,505,821
Interest-bearing	5,680,130	5,868,359	5,392,101	5,467,221	5,563,364
Total deposits	7,123,683	7,344,335	6,869,272	6,902,452	7,069,185
Fed funds purchased and repos	748,137	433,431	460,763	525,142	503,442
Short-term borrowings	260,812	93,453	474,354	340,598	138,529
Subordinated notes	49,725	49,717	49,709	49,701	49,693
Junior subordinated debt securities	70,104	70,104	70,104	70,104	70,104
Other liabilities	126,703	168,772	122,964	115,453	111,654
Total liabilities	8,379,164	8,159,812	8,047,166	8,003,450	7,942,607
Common stock	11,938	11,938	11,933	11,933	11,931
Capital surplus	126,881	126,003	124,161	123,227	122,185
Retained earnings	814,674	810,369	797,993	787,356	770,925
Accum other comprehensive loss, net of tax	(17,608)	(10,969)	(14,451)	(14,979)	(18,881)
Total shareholders' equity	935,885	937,341	919,636	907,537	886,160
Total liabilities and equity	$9,315,049	$9,097,153	$8,966,802	$8,910,987	$8,828,767

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONDOLIDATED FINANCIAL INFORMATION June 30, 2008 ($ in thousands except per share data) (unaudited)

	Quarter Ended					Six Months Ended
INCOME STATEMENTS	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007	6/30/2008	6/30/2007
Interest and fees on loans-FTE	$109,023	$119,641	$133,088	$129,394	$124,224	$228,664	$244,189
Interest on securities-taxable	11,079	5,857	6,505	7,181	9,018	16,936	18,098
Interest on securities-tax exempt-FTE	1,943	2,086	2,352	2,422	2,536	4,029	5,169
Interest on fed funds sold and rev repos	168	179	317	397	457	347	1,433
Other interest income	475	572	501	482	541	1,047	1,133
Total interest income-FTE	122,688	128,335	142,763	139,876	136,776	251,023	270,022
Interest on deposits	36,881	43,363	47,911	50,423	51,686	80,244	102,041
Interest on fed funds pch and repos	3,019	3,073	5,499	5,898	5,014	6,092	8,827
Other interest expense	2,923	4,829	7,055	6,186	3,937	7,752	8,520
Total interest expense	42,823	51,265	60,465	62,507	60,637	94,088	119,388
Net interest income-FTE	79,865	77,070	82,298	77,369	76,139	156,935	150,634
Provision for loan losses	31,012	14,243	17,001	4,999	145	45,255	1,784
Net interest income after provision-FTE	48,853	62,827	65,297	72,370	75,994	111,680	148,850
Service charges on deposit accounts	13,223	12,564	13,908	13,849	13,729	25,787	26,422
Insurance commissions	8,394	8,256	7,630	8,983	9,901	16,650	18,673
Wealth management	7,031	7,198	6,969	6,507	6,400	14,229	12,279
General banking - other	6,053	5,788	6,177	6,111	6,418	11,841	12,588
Mortgage banking, net	6,708	11,056	4,967	2,503	1,799	17,764	4,554
Other, net	6,999	3,221	2,604	3,593	2,194	10,220	4,018
Nonint inc-excl sec gains, net	48,408	48,083	42,255	41,546	40,441	96,491	78,534
Security gains, net	58	433	2	23	29	491	87
Total noninterest income	48,466	48,516	42,257	41,569	40,470	96,982	78,621
Salaries and employee benefits	42,771	43,584	42,446	42,257	42,853	86,355	86,019
Services and fees	9,526	9,430	9,375	9,285	9,041	18,956	18,599
Net occupancy-premises	4,850	4,801	4,716	4,753	4,634	9,651	9,048
Equipment expense	4,144	4,074	4,165	3,922	4,048	8,218	7,952
Other expense	8,323	7,937	9,020	8,271	8,257	16,260	16,621
Total noninterest expense	69,614	69,826	69,722	68,488	68,833	139,440	138,239
Income before income taxes and tax eq adj	27,705	41,517	37,832	45,451	47,631	69,222	89,232
Tax equivalent adjustment	2,247	2,321	2,375	2,283	2,307	4,568	4,860
Income before income taxes	25,458	39,196	35,457	43,168	45,324	64,654	84,372
Income taxes	7,906	13,017	11,628	14,087	15,496	20,923	28,687
Net income	$17,552	$26,179	$23,829	$29,081	$29,828	$43,731	$55,685

Per Share Data
Earnings per share - basic	$0.31	$0.46	$0.42	$0.51	$0.52	$0.76	$0.96

Earnings per share - diluted	$0.31	$0.46	$0.42	$0.51	$0.51	$0.76	$0.95

Dividends per share	$0.23	$0.23	$0.23	$0.22	$0.22	$0.46	$0.44

Weighted average shares outstanding
Basic	57,296,449	57,283,240	57,272,408	57,267,119	57,807,447	57,289,844	58,155,955

Diluted	57,335,393	57,312,428	57,341,472	57,526,573	58,025,401	57,322,388	58,415,070

Period end shares outstanding	57,296,449	57,296,449	57,272,408	57,272,408	57,264,283	57,296,449	57,264,283

OTHER FINANCIAL DATA
ROA	0.77%	1.19%	1.06%	1.31%	1.36%	0.98%	1.27%
ROE	7.48%	11.29%	10.29%	12.80%	13.37%	9.37%	12.52%
Return on average tangible equity	11.70%	17.59%	16.28%	20.41%	21.38%	14.61%	20.08%
Interest margin - Yield - FTE	6.00%	6.54%	6.94%	7.04%	6.99%	6.26%	6.96%
Interest margin - Cost - FTE	2.10%	2.61%	3.01%	3.14%	3.10%	2.36%	3.08%
Net interest margin - FTE	3.91%	3.92%	3.93%	3.89%	3.89%	3.92%	3.88%
Rate on interest-bearing liabilities	2.58%	3.23%	3.72%	3.89%	3.86%	2.89%	3.82%
Efficiency ratio	56.64%	56.64%	56.80%	57.98%	59.04%	56.64%	60.44%
EOP Employees - FTE	2,637	2,627	2,612	2,635	2,694

COMMON STOCK PERFORMANCE
Market value-Close	$17.65	$22.28	$25.36	$28.04	$25.86
Book value	$16.33	$16.36	$16.06	$15.85	$15.47
Tangible book value	$10.80	$10.81	$10.48	$10.25	$9.86
Market/Book value	108.08%	136.19%	157.91%	176.91%	167.16%
Market/Tangible book value	163.43%	206.20%	241.98%	273.56%	262.20%

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONDOLIDATED FINANCIAL INFORMATION June 30, 2008 ($ in thousands) (unaudited)

	Quarter Ended
NONPERFORMING ASSETS	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007
Nonaccrual loans
Florida	$70,484	$49,654	$43,787	$19,536	$6,364
Mississippi (1)	12,572	14,583	13,723	16,641	13,553
Tennessee (2)	5,216	6,550	4,431	4,956	3,831
Texas	7,039	7,207	3,232	4,316	4,022
Total nonaccrual loans	95,311	77,994	65,173	45,449	27,770
Other real estate
Florida	10,398	1,067	995	1,175	-
Mississippi (1)	5,258	1,741	1,123	917	930
Tennessee (2)	6,778	6,634	6,084	3,726	2,858
Texas	438	146	146	52	192
Total other real estate	22,872	9,588	8,348	5,870	3,980
Total nonperforming assets	$118,183	$87,582	$73,521	$51,319	$31,750

LOANS PAST DUE OVER 90 DAYS
Loans	$3,056	$4,986	$4,853	$9,521	$6,433
Loans HFS-Guaranteed GNMA serviced loans	15,809	15,868	11,847	9,539	11,273
Total loans past due over 90 days	$18,865	$20,854	$16,700	$19,060	$17,706

	Quarter Ended					Six Months Ended
ALLOWANCE FOR LOAN LOSSES	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007	6/30/2008	6/30/2007
Beginning Balance	$81,818	$79,851	$72,368	$70,948	$72,049	$79,851	$72,098
Provision for loan losses	31,012	14,243	17,001	4,999	145	45,255	1,784
Charge-offs	(28,820)	(15,176)	(11,904)	(6,417)	(4,187)	(43,996)	(8,469)
Recoveries	2,566	2,900	2,386	2,838	2,941	5,466	5,535
Net charge-offs	(26,254)	(12,276)	(9,518)	(3,579)	(1,246)	(38,530)	(2,934)
Ending Balance	$86,576	$81,818	$79,851	$72,368	$70,948	$86,576	$70,948

PROVISION FOR LOAN LOSSES
Florida	$24,145	$9,557	$12,523	$3,364	$482	$33,702	$576
Mississippi (1)	3,667	2,807	2,724	(798)	360	6,474	1,562
Tennessee (2)	2,440	779	1,056	1,153	(368)	3,219	(372)
Texas	760	1,100	698	1,280	(329)	1,860	18
Total provision for loan losses	$31,012	$14,243	$17,001	$4,999	$145	$45,255	$1,784

NET CHARGE-OFFS
Florida	$22,064	$9,688	$3,665	$799	$(19)	$31,752	$81
Mississippi (1)	4,214	1,574	3,999	2,312	1,193	5,788	2,426
Tennessee (2)	48	186	1,284	166	48	234	50
Texas	(72)	828	570	302	24	756	377
Total net charge-offs	$26,254	$12,276	$9,518	$3,579	$1,246	$38,530	$2,934

CREDIT QUALITY RATIOS
Net charge offs/average loans	1.49%	0.69%	0.53%	0.20%	0.07%	1.09%	0.09%
Provision for loan losses/average loans	1.76%	0.80%	0.94%	0.28%	0.01%	1.28%	0.05%
Nonperforming loans/total loans (incl LHFS)	1.35%	1.08%	0.91%	0.64%	0.40%
Nonperforming assets/total loans (incl LHFS)	1.68%	1.21%	1.02%	0.73%	0.46%
Nonperforming assets/total loans (incl LHFS) +ORE	1.67%	1.21%	1.02%	0.73%	0.46%
ALL/total loans (excl LHFS)	1.26%	1.17%	1.13%	1.05%	1.05%
ALL-commercial/total commercial loans	1.67%	1.52%	1.48%	1.36%	1.41%
ALL-consumer/total consumer and home mortgage loans	0.60%	0.60%	0.59%	0.58%	0.53%
ALL/nonperforming loans	90.84%	104.90%	122.52%	159.23%	255.48%

CAPITAL RATIOS
EOP equity/ EOP assets	10.05%	10.30%	10.26%	10.18%	10.04%
Average equity/average assets	10.29%	10.53%	10.30%	10.20%	10.16%
EOP tangible equity/EOP tangible assets	6.88%	7.05%	6.94%	6.83%	6.64%
Tier 1 leverage ratio	7.87%	8.12%	7.86%	7.79%	7.60%
Tier 1 risk-based capital ratio	9.58%	9.42%	9.17%	9.20%	9.19%
Total risk-based capital ratio	11.46%	11.21%	10.93%	10.89%	10.91%

(1) - Mississippi includes Central and Southern Mississippi Regions
(2) - Tennessee includes Memphis, Tennessee and Northern Mississippi Regions

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIALS June 30, 2008 ($ in thousands except per share data) (unaudited)

Note 1 – Financial Performance Non-GAAP Disclosures

Management is presenting, in the accompanying table, adjustments to net income as reported in accordance with generally accepted accounting principles resulting from significant items occurring during the periods presented.  Management believes this information will help users compare Trustmark’s current results to those of prior periods as presented in the table below.

	Quarter Ended					Six Months Ended
	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007	6/30/2008	6/30/2007

Net Income as reported-GAAP	$17,552	$26,179	$23,829	$29,081	$29,828	$43,731	$55,685

Adjustments (net of taxes):
Mastercard Class A Common	(3,308)	-	-	-	-	(3,308)	-
Visa Litigation Contingency	-	(936)	494	-	-	(936)	-
Correction of Accounting Error	-	-	(1,989)	-	-	-	-
Hurricane Katrina	-	-	-	-	-	-	(665)
	(3,308)	(936)	(1,495)	-	-	(4,244)	(665)
Net Income adjusted for specific items (Non-GAAP)	$14,244	$25,243	$22,334	$29,081	$29,828	$39,487	$55,020

MasterCard Class A Common
During the quarter, MasterCard offered Class B shareholders the right to convert their stock into marketable Class A shares.  Trustmark exercised its right to convert its shares and sold them through a liquidation program sponsored by a market maker.  The conversion and sale resulted in an after-tax gain of $3.3 million.

Visa Litigation Contingency
In the first quarter of 2008, Trustmark recognized a gain of $1.5 million resulting from the Visa initial public offering.  This gain more than offsets an accrual of $800 thousand that Trustmark recorded in the fourth quarter of 2007 for the Visa litigation contingency relating to the Visa USA Inc. antitrust lawsuit settlement with American Express and other pending Visa litigation (reflecting Trustmark’s share as a Visa member).

Correction of Accounting Error
Trustmark’s consolidated financial statements for the fourth quarter of 2007 included a pre-tax benefit of $3.2 million for the correction of an error relating to the amortization of deferred loan fees, which was included in interest income on loans.  Trustmark’s Management as well as the Audit and Finance Committee of the Board of Directors reviewed this accounting error utilizing Securities and Exchange Commission Staff Accounting Bulletins (SAB) Nos. 99 and 108 and believe the impact of this error was not material to the 2007 or prior period consolidated financial statements.

Hurricane Katrina
In the third quarter of 2005, immediately following in the aftermath of Hurricane Katrina, Trustmark estimated possible pre-tax losses resulting from this storm of $11.7 million.  Trustmark revised these estimates quarterly and any subsequent adjustments are reflected in the table above, net of taxes.  At June 30, 2008, the allowance for loan losses included $405 thousand related to possible Hurricane Katrina losses.

Note 2 – Loan Composition

LOANS BY TYPE	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007
Loans secured by real estate:
Construction, land development and other land loans	$1,158,549	$1,212,052	$1,194,940	$1,155,737	$1,059,721
Secured by 1-4 family residential properties	1,633,021	1,660,148	1,694,757	1,756,427	1,827,945
Secured by nonfarm, nonresidential properties	1,300,753	1,315,449	1,325,379	1,269,625	1,268,236
Other real estate secured	148,588	160,373	167,610	142,505	132,833
Commercial and industrial loans	1,313,620	1,286,578	1,283,014	1,241,772	1,163,346
Consumer loans	994,475	1,056,346	1,087,337	1,068,610	1,018,427
Other loans	310,369	321,088	287,755	282,865	299,124
Loans	6,859,375	7,012,034	7,040,792	6,917,541	6,769,632
Allowance for loan losses	(86,576)	(81,818)	(79,851)	(72,368)	(70,948)
Net Loans	$6,772,799	$6,930,216	$6,960,941	$6,845,173	$6,698,684

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIALS June 30, 2008 ($ in thousands except per share data) (unaudited)

	June 30, 2008
LOAN COMPOSITION BY REGION	Total	Florida	Mississippi (Central and Southern Regions)	Tennessee (Memphis, TN and Northern MS Regions)	Texas
Loans secured by real estate:
Construction, land development and other land loans	$1,158,549	$321,864	$475,381	$108,384	$252,920
Secured by 1-4 family residential properties	1,633,021	93,946	1,326,666	175,723	36,686
Secured by nonfarm, nonresidential properties	1,300,753	178,869	725,791	188,347	207,746
Other real estate secured	148,588	12,648	105,114	12,303	18,523
Commercial and industrial loans	1,313,620	22,739	934,086	67,399	289,396
Consumer loans	994,475	2,905	945,704	32,862	13,004
Other loans	310,369	12,704	276,744	15,123	5,798
Loans	$6,859,375	$645,675	$4,789,486	$600,141	$824,073

CONSTRUCTION AND LAND DEVELOPMENT LOANS BY REGION
Lots	$128,252	$84,936	$24,127	$5,277	$13,912
Development	233,464	41,098	96,158	14,842	81,366
Unimproved land	336,448	120,422	144,975	36,582	34,469
1-4 family construction	197,766	33,151	84,083	15,232	65,300
Other construction	262,619	42,257	126,038	36,451	57,873
Construction and land development loans	$1,158,549	$321,864	$475,381	$108,384	$252,920

FLORIDA CREDIT QUALITY	Total Loans	Criticized Loans	Classified Loans	Nonaccrual Loans	Impaired Loans
Construction and land development loans:
Lots	$84,936	$15,711	$11,071	$7,455	$1,628
Development	41,098	19,245	19,245	19,245	10,107
Unimproved land	120,422	65,058	37,417	21,660	18,178
1-4 family construction	33,151	10,757	10,757	6,340	6,016
Other construction	42,257	25,636	18,119	9,861	6,497
Construction and land development loans	321,864	136,407	96,609	64,561	42,426
Commercial, commercial real estate and consumer	323,811	34,695	16,660	5,923	289

Total Florida loans	$645,675	$171,102	$113,269	$70,484	$42,715

FLORIDA CREDIT QUALITY	Total Loans Less Impaired Loans	Loan Loss Reserves	Loan Loss Reserve % of Non-Impaired Loans
Construction and land development loans:
Lots	$83,308	$4,037	4.85%
Development	30,991	3,328	10.74%
Unimproved land	102,244	5,065	4.95%
1-4 family construction	27,135	1,002	3.69%
Other construction	35,760	2,326	6.50%
Construction and land development loans	279,438	15,758	5.64%
Commercial, commercial real estate and consumer	323,522	6,587	2.04%

Total Florida loans	$602,960	$22,345	3.71%

All classified nonaccrual loans over $1 million are assessed for impairment in accordance with SFAS No. 114.  Most of Trustmark’s nonaccrual assets are viewed as collateral dependent and assessed using a fair value of collateral approach.  Fair value estimates begin with appraised values, normally from recently received and reviewed appraisals.  Appraised values are adjusted down for costs associated with asset disposal as well as for any further deterioration in values since the most recent appraisals.  When a loan is deemed to be impaired, the full difference between book value and the most likely estimate of the asset’s net realizable value is charged off.

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIALS June 30, 2008 ($ in thousands except per share data) (unaudited)

Note 3 – Mortgage Banking

Trustmark utilizes derivative instruments to offset changes in the fair value of mortgage servicing rights (MSR) attributable to changes in interest rates. Changes in the fair value of the derivative instrument are recorded in mortgage banking income, net and are offset by the changes in the fair value of MSR, as shown in the accompanying table.  MSR fair values represent the effect of present value decay and the effect of changes in interest rates.  Ineffectiveness of hedging MSR fair value is measured by comparing total hedge cost to the fair value of the MSR asset attributable to market changes.  The impact of this strategy resulted in a net positive ineffectiveness of $2.7 million and $7.4 million for the quarters ended June 30, 2008 and March 31, 2008, respectively, and net negative ineffectiveness of $1.1 million for the quarter ended June 30, 2007.

The following table illustrates the components of mortgage banking income included in noninterest income in the accompanying income statements:

	Quarter Ended					Six Months Ended
	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007	6/30/2008	6/30/2007
Mortgage servicing income, net	$3,804	$3,747	$3,725	$3,503	$3,478	$7,551	$6,956
Change in fair value-MSR from market changes	13,104	(10,193)	(8,143)	(5,268)	4,392	2,911	3,945
Change in fair value of derivatives	(10,453)	17,599	10,123	5,298	(5,492)	7,146	(4,777)
Change in fair value-MSR from runoff	(2,303)	(2,430)	(2,064)	(2,681)	(2,494)	(4,733)	(4,598)
Gain on sales of loans	2,542	1,078	1,594	1,224	1,496	3,620	2,841
Other, net	14	1,255	(268)	427	419	1,269	187
Mortgage banking, net	$6,708	$11,056	$4,967	$2,503	$1,799	$17,764	$4,554

Note 4 – Earning Assets and Interest-Bearing Liabilities

The following table illustrates the yields on earning assets by category as well as the rates paid on interest-bearing liabilities on a tax equivalent basis:

	Quarter Ended					Six Months Ended
	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007	6/30/2008	6/30/2007
Securities – Taxable	4.66%	4.34%	4.11%	3.96%	4.24%	4.55%	4.21%
Securities - Nontaxable	6.93%	7.12%	7.19%	7.19%	7.31%	7.03%	7.34%
Securities – Total	4.90%	4.84%	4.63%	4.46%	4.67%	4.88%	4.65%
Loans	6.19%	6.70%	7.21%	7.36%	7.34%	6.45%	7.32%
FF Sold & Rev Repo	2.21%	3.14%	4.84%	5.22%	5.42%	2.61%	5.37%
Other Earning Assets	4.61%	6.22%	4.80%	5.74%	6.19%	5.37%	6.19%
Total Earning Assets	6.00%	6.54%	6.94%	7.04%	6.99%	6.26%	6.96%

Interest-bearing Deposits	2.58%	3.12%	3.52%	3.67%	3.69%	2.85%	3.66%
FF Pch & Repo	1.96%	2.96%	4.22%	4.76%	4.71%	2.37%	4.57%
Borrowings	3.64%	5.22%	5.25%	5.65%	6.01%	4.49%	5.87%
Total Interest-bearing Liabilities	2.58%	3.23%	3.72%	3.89%	3.86%	2.89%	3.82%

Net interest margin	3.91%	3.92%	3.93%	3.89%	3.89%	3.92%	3.88%

All periods prior to June 30, 2008 have been restated to include the addition of other earning assets, made up primarily of Federal Home Loan Bank and Federal Reserve Bank stock.

As discussed in Note 1, Trustmark corrected an accounting error in its consolidated financial statements resulting in a pre-tax benefit of $3.2 million for the quarter ended December 31, 2007. This error correction has been excluded in the table above.  Including this error correction, Trustmark’s loan yield for the quarter ended December 31, 2007 was 7.39%, while the net interest margin for the same time period was 4.09%.